UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                            SCHEDULE 14C INFORMATION

             Information Statement Pursuant to Section 14(c) of the
                        Securities Exchange Act of 1934

Check the appropriate box:

[ ]  Preliminary Information Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

[X]  Definitive Information Statement


                             GIFT LIQUIDATORS, INC.
--------------------------------------------------------------------------------
                (Name of Registrant As Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

     [X]  No fee required

     [ ]  Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

          (1)  Title of each class of securities to which transaction applies:

              ------------------------------------------------------------------

          (2)  Aggregate number of securities to which transaction applies:

              ------------------------------------------------------------------

          (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

              ------------------------------------------------------------------

          (4)  Proposed maximum aggregate value of transaction:

              ------------------------------------------------------------------

          (5)  Total fee paid:

              ------------------------------------------------------------------

     [ ]  Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration number, or the Form or Schedule and the date of its filing.

          (1) Amount Previously Paid:

              ------------------------------------------------------------------

          (2) Form, Schedule or Registration Statement No.:

              ------------------------------------------------------------------

          (3) Filing Party:

              ------------------------------------------------------------------

          (4) Date Filed:

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                                       2

                             GIFT LIQUIDATORS, INC.
                       270 LAUREL STREET, 1ST FLOOR OFFICE
                               HARTFORD, CT 06105

                              --------------------

                  NOTICE OF ACTION BY WRITTEN CONSENT RELATING
                                       TO
                           REINCORPORATION IN MARYLAND
                                    BY MERGER
                                       OF
                             GIFT LIQUIDATORS, INC.
                            (AN OKLAHOMA CORPORATION)
                                      INTO
                    EXCELLENCY INVESTMENT REALTY TRUST, INC.
                            (A MARYLAND CORPORATION)


         NOTICE IS HEREBY GIVEN, that, in lieu of a meeting of stockholders, we have solicited and obtained written consents from stockholders representing a majority of our outstanding shares of stock entitled to vote approving our reincorporation in Maryland by merger with and into our wholly-owned Maryland subsidiary, Excellency Investment Realty Trust, Inc.

                              --------------------

             WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED
                             NOT TO SEND US A PROXY.

                              --------------------

         As of the close of business on July 19, 2006, the record date for shares entitled to vote in connection with our reincorporation by merger, we had issued and outstanding (i) 118,537 shares of our common stock, $0.01 par value per share, and (ii) 11,000 shares of our Series A convertible preferred stock, $0.01 par value per share. Our common stock and our Series A convertible preferred stock are entitled to vote as a single class in connection with the reincorporation by merger. Each share of our common stock is entitled to one vote in connection with the reincorporation and each share of Series A convertible preferred stock is entitled to 143 votes (one vote for each share of common stock into which such share of Series A convertible preferred stock is then convertible). However, simultaneously with the mailing of this Information Statement, the holder of a majority of our voting stock signed a written consent approving our reincorporation by merger and the related transactions. As a result, the Agreement and Plan of Merger relating to the reincorporation, and the transactions contemplated in that agreement, have been approved, and neither a meeting of our stockholders nor additional written consents are necessary.

         This Information Statement is being mailed on or about August 16, 2006, to our stockholders of record as of July 19, 2006.

                                            By Order of the Board of Directors,


                                            /s/ David Mladen
                                            ------------------------------------
                                            David Mladen, President

                                            Hartford, CT
                                            August 11, 2006

                                     SUMMARY

--------------------------------------------------------------------------------

TRANSACTION:           Reincorporation in Maryland.

PURPOSE: To take advantage of Maryland's detailed and comprehensive REIT law. See "Reincorporation By Merger."

RECORD DATE:           July 19, 2006

METHOD: Merger with and into our wholly-owned Maryland subsidiary, Excellency Investment Realty Trust, Inc. See "Reincorporation by Merger."

EXCHANGE RATIOS:       One share of Excellency Investment Realty Trust, Inc.
                       common stock will be exchanged for each share of our common stock held as of the record date. One share of Excellency Investment Realty Trust, Inc. Series A convertible preferred stock will be exchanged for each share of our Series A convertible preferred stock held as of the record date. See "Reincorporation by Merger."

EFFECTIVE DATE:        As soon as practicable, but in no event sooner than
                       twenty days from the date of our mailing of this Information Statement to our stockholders.

ADDITIONAL PROVISIONS: The reincorporation by merger will result in:

                         o The surviving corporation being known as Excellency Investment Realty Trust, Inc.;

                         o An increase in the number of shares of common stock we are authorized to issue to 200,000,000; and

                         o Our being governed by the Maryland Corporations and Associations Law and by Excellency Investment Realty Trust, Inc.'s Articles of Amendment and Restatement of Articles of Incorporation and bylaws.

                        See "Reincorporation by Merger."

--------------------------------------------------------------------------------
Unless otherwise indicated in this information statement, "us," "we," "our," "the company" and similar terms refer to Gift Liquidators, Inc., an Oklahoma corporation.
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------


                                TABLE OF CONTENTS


-------------------------------------------------------------------------------------------------------


Reincorporation by Merger........................................................................... 1

Questions and Answers............................................................................... 2

Differences Between Our Charter and Bylaw Provisions and those of Excellency
         Investment Realty Trust and the Provisions of Maryland and Oklahoma Law................... 10

Dissenter's Rights................................................................................. 21

Interest of Persons in Matters to be Acted Upon.................................................... 21

Voting Securities and Principal Holders Thereof.................................................... 22

Certain Information Regarding Our Directors and Executive Officers................................. 23

Additional Information............................................................................. 26

Miscellaneous...................................................................................... 27

Exhibits Index..................................................................................... 28

-------------------------------------------------------------------------------------------------------

                              INFORMATION STATEMENT
                              ---------------------

                            REINCORPORATION BY MERGER

         This Information Statement is being mailed on or about August 16, 2006, to our stockholders of record as of July 19, 2006. Prior to that date, our board of directors unanimously approved the adoption of a proposal that we change our state of incorporation from Oklahoma to Maryland. This reincorporation will be accomplished by means of our merger with and into Excellency Investment Realty Trust, Inc., or Excellency Investment Realty Trust, our wholly-owned Maryland subsidiary. A copy of our Agreement and Plan of Merger with Excellency Investment Realty Trust is attached to this Information Statement as Exhibit A. As a result of the merger, Gift Liquidators, Inc. will cease to exist and Excellency Investment Realty Trust, to the extent permitted by law, will succeed to all of our business, properties, assets, and liabilities.

         As of July 19, 2006, upon the recommendation of our board of directors, David Mladen, a holder of our common stock and our Series A convertible preferred stock representing more than a majority of the voting power of our outstanding common stock and our Series A convertible preferred stock voting together as a single class, signed a written consent approving our reincorporation by merger. As a result, the reincorporation has been approved and neither a meeting of our stockholders nor additional written consents are necessary.

         Our merger with Excellency Investment Realty Trust, including our resulting reincorporation, will become effective at the later to occur of our filing of a Certificate of Ownership and Merger with the Secretary of State of the State of Oklahoma, pursuant to Section 18-1082 of the Oklahoma General Corporations Act, and Articles of Merger with the Maryland State Department of Assessments and Taxation, pursuant to Section 3-107 of the Maryland Corporations and Associations Law. We anticipate that the merger will become effective as soon as practicable, but in no event sooner than twenty days after our mailing of this Information Statement to our stockholders.

         At the effective time of the merger, each share of our common stock that you hold will be converted into one share of Excellency Investment Realty Trust's common stock and each share of our Series A convertible preferred stock will be converted into one share of Excellency Investment Realty Trust's Series A convertible preferred stock. As a result, you will automatically become a stockholder of Excellency Investment Realty Trust and cease to be a stockholder of Gift Liquidators, Inc. After the merger, the only rights which you will have as stockholder of Gift Liquidators, Inc. will be the rights provided in the Agreement and Plan of Merger, or any created pursuant to Subtitle 2 of Title 3 of the Maryland Corporations and Associations Law.

         The reincorporation by merger will change certain things about our company, and certain of our characteristics will remain the same, for example:

     o The surviving entity will be known as Excellency Investment Realty Trust, Inc.;

     o The title to all our property will be vested in the surviving entity, Excellency Investment Realty Trust;

     o Excellency Investment Realty Trust will have all of the liabilities of Gift Liquidators, Inc.;

     o The capitalization of Excellency Investment Realty Trust will be the same as our capitalization immediately prior to the merger, except that the surviving entity will be authorized to issue up to 200,000,000 million shares of common stock;

     o Corporate actions of the surviving entity will be governed by the Maryland Corporations and Associations Law and by Excellency Investment Realty Trust's Articles of Amendment and Restatement of Articles of Incorporation and bylaws; and

     o Our officer and director will continue to serve as the officer and director of Excellency Investment Realty Trust.

         Excellency Investment Realty Trust became a wholly-owned subsidiary of ours, effective as of May 10, 2006, when it was organized for the sole purpose of our reincorporation by merger. Excellency Investment Realty Trust currently has no business operations.

         David Mladen, our President and sole director is also the President and sole director of Excellency Investment Realty Trust, and he will continue to serve in that capacity after the reincorporation. See "Certain Information Regarding Our Directors and Executive Officers" below.

         After the reincorporation takes affect, all future corporate actions will be governed by the Maryland Corporations and Associations Law and by Excellency Investment Realty Trust's Articles of Amendment and Restatement of Articles of Incorporation and bylaws. These changes will alter your present rights as a stockholder of ours. See "Differences Between Our Charter and Bylaw Provisions and Those of Excellency Investment Realty Trust, and the Provisions of Maryland and Oklahoma Law" below. Excellency Investment Realty Trust's Articles of Amendment and Restatement of Articles of Incorporation and bylaws are attached to this Information Statement as Exhibits B and C, respectively.

         While the reincorporation by merger will result in changes to our state of incorporation and name, as well as the other changes listed above, in reality, it will not result in any material changes to our business, management, assets, liabilities or net worth.

                              QUESTIONS AND ANSWERS

         The following questions and answers are intended to respond to questions you may have concerning our reincorporation in Maryland. These questions do not, and are not intended to, address all the questions that may be important to you. You should read the entire Information Statement carefully, as well as its exhibits and the documents incorporated by reference in this Information Statement.

Q:   WHAT ARE THE REASONS FOR THE REINCORPORATION AND RELATED TRANSACTIONS?

A: As of September 28, 2005 (the "Closing Date"), David Mladen, purchased such number of our shares of common stock and Series A convertible preferred stock, which, in the aggregate, gave him a majority of our voting power (the "Stock Purchase Transactions"). In addition, as of the Closing Date, our existing officers and directors resigned, and Mr. Mladen was appointed as our sole officer and director. Further, in connection with the Stock Purchase Transactions, we exited the gift liquidation business.

     In October 2005, we formed eight limited partnerships as wholly-owned Delaware subsidiaries (the "Limited Partnerships"). As of November 4, 2005, the stockholders of Eternal Enterprise, Inc., a Connecticut corporation

     ("Eternal"), which owned eight (8) residential apartment buildings in Hartford, CT, exchanged, in the aggregate, 100% of the issued and outstanding shares of common stock of Eternal, for (i) limited partnership interests representing 20% of the total partnership interests of each of the Limited Partnerships, and (ii) promissory notes in the aggregate principal amount of $2,610,006 (the "Eternal Acquisition"). As a result, Eternal became 100% owned, in the aggregate, by the Limited Partnerships. Following the Stock Purchase Transactions and the Eternal Acquisition, the business operations of Eternal became our primary business operations.

     Our board of directors believes that being governed by Maryland law will be beneficial to our company, because Maryland has detailed laws governing the organization and operations of Real Estate Investment Trusts, or REITs, while Oklahoma has no statutory provisions pertaining to REITs. A REIT is a corporation that derives most of its income from real estate loans and real property and whose assets predominantly consist of such loans and property. We must make a special election for U.S. federal income tax purposes to be treated as a REIT. Subject to a number of significant exceptions, a corporation that qualifies as a REIT generally is not subject to U.S. federal corporate income taxes on income and gain that it distributes to its stockholders, thereby reducing its corporate level taxes. Neither we, nor Excellency Investment Realty Trust has elected to become a REIT. Although we are not currently electing to become a REIT, we plan do so in the future. If and when we make the election, the reincorporation will allow us to be governed by Maryland's detailed and comprehensive REIT law. The foundation of this law is the Maryland Corporations and Associations Law. The board of directors believes that Maryland law, including the Maryland REIT law should we elect to become a REIT, will provide specific rights and powers in connection with the organization and operation of our company which are not available under Oklahoma law and will make clear rights and powers which are not expressly granted to REITs under Oklahoma law. For the foregoing reasons, many corporations throughout the United States have initially chosen Maryland, or have subsequently reincorporated in Maryland in a manner similar to our proposal for reincorporation.

Q. WHY ARE WE NOT CHANGING THE NAME OF THE SURVIVING CORPORATION IN THE MERGER TO GIFT LIQUIDATORS, INC.?

     For the past several years, our primary business operations involved the selling of gift related merchandise. During that period, Gift Liquidators, Inc. was an appropriate name for our business. Following our acquisition of Eternal, as further described above, our primary business operations involve the acquisition, ownership and development of real estate. Thus, when we created our wholly-owned Maryland subsidiary for the merger, on May 10, 2006, we chose the name Excellency Investment Realty Trust, Inc. to more accurately reflect our current and future business focus.

Q:   WHY AREN'T WE HOLDING A MEETING OF STOCKHOLDERS TO APPROVE THE
     REINCORPORATION?

A: The board of directors has already approved the reincorporation plan and we have received the written consent of a holder of our common stock and our Series A convertible preferred stock representing more than a majority of the voting power of our outstanding common stock and our Series A convertible preferred stock voting together as a single class, approving the merger. Under the Oklahoma General Corporations Act and our charter documents this transaction may be approved by the written consent of a majority of the voting power of our common stock and Series A convertible preferred stock entitled to vote on it. Since we have already received written consents representing the necessary number of votes, a meeting is not necessary and represents a substantial and avoidable expense.

Q:   WHAT ARE THE PRINCIPAL FEATURES OF THE REINCORPORATION?

A: The reincorporation will be accomplished by our merger with and into Excellency Investment Realty Trust, our wholly-owned subsidiary. At the time of the merger, one fully paid and non-assessable share of Excellency Investment Realty Trust's common stock will be issued for each outstanding share of our common stock that is held by our stockholders and one share of our Series A convertible preferred stock will be converted into one share of Excellency Investment Realty Trust Series A convertible preferred stock. Upon effectiveness of the merger, the shares of Gift Liquidators, Inc. will cease trading on the over-the-counter bulletin board and the shares of Excellency Investment Realty Trust, Inc. will begin trading in their place, under a new trading symbol and CUSIP Number that has not been assigned yet. As a result of the merger, Gift Liquidators, Inc. will cease to exist and Excellency Investment Realty Trust will, to the extent permitted by law, succeed to all of our business, properties, assets and liabilities. See "Reincorporation By Merger" above.

     In addition, the company surviving the merger will be governed by the Maryland Corporations and Associations Law and by Excellency Investment Realty Trust's Articles of Amendment and Restatement of Articles of Incorporation and bylaws, which will replace our current Articles of Incorporation and bylaws. These changes will alter your present rights as a stockholder of ours. See "Differences Between Our Charter and Bylaw Provisions and Those of Excellency Investment Realty Trust, and the Provisions of Maryland and Oklahoma Law" below.

Q:   HOW DOES REINCORPORATION AFFECT OUR OFFICERS AND DIRECTORS?

A: Excellency Investment Realty Trust became a wholly-owned subsidiary of ours, effective as of May 10, 2006. David Mladen, our sole officer and director, is also the sole officer and director of Excellency Investment Realty Trust. He will continue to serve in those capacities after the merger. See "Certain Information Regarding Our Directors and Executive Officers" below.

     The board of directors believes that Maryland law, like Oklahoma law, strikes an appropriate balance with respect to personal liability of directors and officers, and that reincorporation in Maryland will enhance our ability to recruit and retain directors and officers in the future, while providing appropriate protection for stockholders from possible abuses by directors and officers.

Q: HOW WILL THE REINCORPORATION AFFECT OUR STOCKHOLDERS AND THEIR SHARES OF CAPITAL STOCK?

A: As of the date hereof, 118,537 shares of our common stock were issued and outstanding. Our Articles of Incorporation authorize 25,000,000 shares of capital stock, $0.01 par value per share, of which 24,000,000 shares are authorized as common stock and 1,000,000 as preferred stock. Of the preferred stock, we have 11,000 shares designated as Series A convertible preferred stock, and 20,000 shares as Series B preferred stock. Currently 11,000 shares of our Series A convertible preferred stock are outstanding and no Series B preferred stock is outstanding.

     The Articles of Amendment and Restatement of Articles of Incorporation of Excellency Investment Realty Trust authorize 201,000,000 shares of capital stock, $0.01 par value per share, of which 200,000,000 shares are authorized as common stock and 1,000,000 as preferred stock. Of the preferred stock, Excellency Investment Realty Trust has 11,000 shares designated as Series A convertible preferred stock, and 20,000 shares as Series B preferred stock. Currently none of the shares of Excellency Investment Realty Trust's Series A convertible preferred stock or Series B preferred stock are outstanding.

     After the reincorporation by merger, and resulting exchange of securities takes affect, the only change in our capitalization will be an increase in our authorized shares of common stock from 24,000,000 to 200,000,000.

     By increasing our authorized shares of common stock, we will have additional shares of stock available for future actions, including acquisitions, capital raising transactions and employee stock incentive plans. Increasing our number of authorized shares of common stock will also allow our board of directors flexibility to act promptly in issuing stock to meet our future business needs, which may include:

          o    Acquisitions and mergers;
          o Financing transactions to improve our financial and business position;
          o    Stock splits or stock dividends;
          o    Recruiting employees and executives;
          o    Employee benefit plans; and
          o    Other proper business purposes.

     If additional shares are readily available, our board of directors will be able to act quickly to issue additional shares without spending the time and incurring the expense of soliciting proxies and holding additional stockholders' meetings. The board of directors, however, may issue additional shares of common stock without action on the part of the stockholders only if the action is permissible under Maryland law, and only if the rules of the exchange on which the common stock is then listed permit those issuances. The common stock is currently not listed on an exchange, but is traded on the over-the-counter bulletin board.

     At the effective time of our merger with Excellency Investment Realty Trust, each share of our common stock that you hold will be converted into one share of Excellency Investment Realty Trust's common stock and each share of Series A convertible preferred stock will be exchanged for one share of Excellency Investment Realty Trust Series A convertible preferred stock. Therefore, after the effective date of the reincorporation, you will own the same class of stock and the same percentage ownership of Excellency Investment Realty Trust as you currently own of Gift Liquidators, Inc. Neither our company nor Excellency Investment Realty Trust will issue any additional shares of stock in connection with the reincorporation. The number of shares of our common stock and the number of shares and series of our preferred stock that are issued and outstanding on the effective date of the reincorporation by merger will become the number of shares of Excellency Investment Realty Trust outstanding immediately after the merger.

     After the reincorporation takes affect, our future corporate actions will be governed by the Maryland Corporations and Associations Law and by Excellency Investment Realty Trust's Articles of Amendment and Restatement of Articles of Incorporation and bylaws. These changes will alter your present rights as one of our stockholders. See "Differences Between Our Charter and Bylaw Provisions and Those of Excellency Investment Realty Trust, and the Provisions of Maryland and Oklahoma Law" below.

     The rights, privileges, preferences and restrictions of each class and series of our stock are the same in all material respects of those of the same class and series of Excellency Investment Realty Trust. The following is a summary of the rights, privileges, preferences and restrictions of Excellency Investment Realty Trust's common and preferred stock:

         Excellency Investment Realty Trust, Inc. Common Stock
         -----------------------------------------------------

          o Dividends: The holders of common stock are entitled to receive, ratably, dividends when, as and if declared by the board of directors out of funds legally available therefor.

          o Liquidation Preference: In the event of our liquidation, dissolution or winding up, the holders of common stock are entitled, subject to the rights of holders of preferred stock, if any, to share ratably in all assets remaining available for distribution to them after payment of liabilities and after provision is made for each class of stock, if any, having preference over the common stock.

          o Conversion: The holders of common stock have no conversion rights and they are not subject to further calls or assessments.

          o Preemption: The holders of common stock have no preemptive rights and they are not subject to further calls or assessments.

          o Voting Rights: The holders of common stock are entitled to one vote for each share held of record on all matters on which the holders of common stock are entitled to vote. Cumulative voting for directors is not permitted.

          o Redemption: There are no redemption or sinking fund provisions applicable to the common stock. The outstanding shares of common stock are fully paid.

         Excellency Investment Realty Trust, Inc. Series A Convertible
         Preferred Stock
         -----------------------------------------------------------------------

          o Dividends: The holders of Series A convertible preferred stock are entitled to receive, ratably, dividends when, as and if declared by the board of directors out of funds legally available therefor. If any dividend or other distributions are declared on our common stock, then a dividend or other distribution must also be declared on the outstanding Series A convertible preferred stock at the same time and on the same terms and conditions, so that each holder of Series A convertible preferred stock will receive the same dividend or distribution such holder would have received if the holder had converted his Series A convertible preferred stock as of the record date for determining stockholders entitled to receive such dividend or distribution.

          o Liquidation Preference: In the event of our liquidation, dissolution or winding up, the holders of Series A convertible preferred stock are entitled to receive a liquidation preference of $0.91 for each share of Series A convertible preferred stock prior to payment being made to any junior stock.

          o Conversion: The holders of Series A convertible preferred stock may convert each share into 143 shares of common stock.

          o Preemption: The holders of Series A convertible preferred stock have no preemptive rights and they are not subject to further calls or assessments.

          o Voting Rights: The holders of Series A convertible preferred stock are entitled to one vote for each share of common stock into which their Series A convertible stock is then convertible (currently 143 shares). Cumulative voting is not permitted

          o Redemption: There are no redemption or sinking fund provisions applicable to the Series A convertible preferred stock. The outstanding shares of Series A convertible preferred stock are fully paid.

     No shares of Excellency Investment Realty Trust's Series A convertible preferred stock are outstanding and 11,000 shares will be issued at the time of the merger in exchange for the 11,000 shares of our Series A convertible preferred stock.

         Excellency Investment Realty Trust, Inc. Series B Preferred Stock
         -----------------------------------------------------------------

          o Dividends: The holders of Series B preferred stock are not entitled to receive dividends.

          o Liquidation Preference: In the event of our liquidation, dissolution or winding up, the holders of Series B preferred stock are not entitled to receive a liquidation preference.

          o Conversion: The holders of Series B preferred stock may not convert their shares of common stock.

          o Preemption: The holders of Series B preferred stock have no preemptive rights and they are not subject to further calls or assessments.

          o Voting Rights: The holders of Series B preferred stock are entitled to one hundred votes for each share of Series B stock they hold. Cumulative voting is not permitted

          o Redemption: There are no redemption or sinking fund provisions applicable to the Series B preferred stock.

     No Excellency Investment Realty Trust Series B preferred stock is outstanding and none will be issued in connection with the merger.

         Excellency Investment Realty Trust, Inc. Blank Check Preferred Stock
         --------------------------------------------------------------------

         Excellency Investment Realty Trust's Articles of Amendment and Restatement of Articles of Incorporation authorize its board of directors to establish one or more additional series of preferred stock and to determine, with respect to any such series of preferred stock, its terms and rights, including:

          o    the designation of each series;

          o    the voting powers, if any, associated with each such series

          o whether dividends, if any, will be cumulative or noncumulative and the dividend rate of each series

          o the redemption rights and price or prices, if any, for shares of each series; and

          o preferences and other special rights, if any, of shares of each series in the event of any liquidation, dissolution, or distribution of Excellency Investment Realty Trust's assets.

Q: HOW IS MY STOCK CONVERTED INTO SHARES OF EXCELLENCY INVESTMENT REALTY TRUST'S STOCK?

A: As soon as the merger is effective you will cease to be a holder of Gift Liquidators, Inc. common stock and you will automatically become a holder of Excellency Investment Realty Trust's common stock. Your shares of Gift Liquidators, Inc. common stock will automatically convert into shares of Excellency Investment Realty Trust, Inc. common stock on a one-for-one basis.

     Holders of our Series A convertible preferred stock will automatically become holders of Excellency Investment Realty Trust's Series A convertible preferred stock. The Series A convertible preferred shares of Gift Liquidators, Inc. will automatically convert into shares of Excellency Investment Realty Trust, Inc. Series A convertible preferred stock on a one-for-one basis.

Q:   WILL I NEED TO OBTAIN NEW STOCK CERTIFICATES?

A: At the effective time of the reincorporation by merger, each stock certificate representing shares of Gift Liquidators, Inc. stock that were issued and outstanding immediately before such effective time will automatically represent the same number of shares of stock of the same class and series of Excellency Investment Realty Trust, Inc. Shortly after the completion of the merger, Excellency Investment Realty Trust will send written notice to all stockholders of record with instructions on how to exchange their Gift Liquidators, Inc. stock certificates for Excellency Investment Realty Trust, Inc. stock certificates.

     A stockholder seeking to make this exchange will be subject to normal requirements, including proper endorsement, signature guarantee, if required, and payment of applicable taxes. Before this exchange occurs, the Gift Liquidators, Inc. stock certificates that our stockholders hold as of the effective time of the merger will continue to validly represent the shares of Excellency Investment Realty Trust's stock that such stockholders acquire as a result of the merger. YOU DO NOT NEED TO EXCHANGE YOUR EXISTING GIFT LIQUIDATORS, INC. STOCK CERTIFICATES FOR STOCK CERTIFICATES OF EXCELLENCY INVESTMENT REALTY TRUST, INC. UNTIL WE REQUEST THIS EXCHANGE BY SEPARATE WRITTEN NOTICE.

     Even after we send you this exchange notice, if, for any reason, you fail to exchange your Gift Liquidators, Inc. stock certificates for Excellency Investment Realty Trust, Inc. stock certificates, your Gift Liquidators, Inc. stock certificates will continue to validly represent the shares of Excellency Investment Realty Trust's stock that were formerly Gift Liquidators, Inc. shares evidenced by such certificates.

Q:   WILL MY STOCK REMAIN FREELY TRADEABLE?

A: After completion of the merger, you may continue to make sales or transfers using Gift Liquidators, Inc. stock certificates. As noted above, until you exchange your Gift Liquidators, Inc. stock certificates for Excellency Investment Realty Trust, Inc. stock certificates, your Gift Liquidators, Inc. stock certificates will continue to validly represent shares of Excellency Investment Realty Trust's stock that were formerly Gift Liquidators, Inc. shares evidenced by such certificates.

     Under Rule 145(a)(2) of the Securities Act of 1933, as amended, or the Securities Act, a merger which has the sole purpose of changing an issuer's domicile within the United States does not involve a sale of securities for purposes of the Securities Act. Accordingly, separate registration of shares of common stock of Excellency Investment Realty Trust will not be required in connection with the merger.

     If you hold shares of ours that are freely tradable before the effective time of the merger, you will own the same number of freely tradeable shares of Excellency Investment Realty Trust after the effective time. Similarly, if you hold any securities of ours with transfer restrictions before the effective time of the merger, you will hold equivalent securities of Excellency Investment Realty Trust after the effective time with the same transfer restrictions. For purposes of computing the holding period under Rule 144 of the Securities Act, any stock of Excellency Investment Realty Trust acquired on conversion of your Gift Liquidators, Inc. stock upon the merger will be deemed to have been acquired on the date that you originally acquired those shares of Gift Liquidators, Inc.

Q:   CAN I REQUIRE THE COMPANY TO PURCHASE MY STOCK?

A: No, under Oklahoma law, you cannot require the company to purchase your stock because the stock is listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc. and does not otherwise qualify for appraisal rights under the Oklahoma law.

Q:   WHAT ARE THE FEDERAL INCOME TAX CONSEQUENCES OF THE MERGER?

A: We believe that the merger will be a tax-free reorganization under Section 368 of the Internal Revenue Code of 1986, as amended. Accordingly, for federal income tax purposes, you should not recognize any gain or loss by reason of the merger. Each share of Excellency Investment Realty Trust's stock that you acquire by reason of the merger should have the same tax basis and the same holding period as the equivalent Gift Liquidators, Inc. stock from which such shares of Excellency Investment Realty Trust stock were converted, provided that you hold such shares of Gift Liquidators, Inc. stock as a capital asset on the date the merger is effected.

     For federal income tax purposes, neither our company nor Excellency Investment Realty Trust will recognize any gain or loss by reason of the merger. Excellency Investment Realty Trust will generally succeed, without adjustment, to the tax attributes of Gift Liquidators, Inc. There should be no accounting consequences of the merger, as Excellency Investment Realty Trust will succeed to the accounts and accounting methods of Gift Liquidators, Inc.

     Tax provisions are complex and subject to change. This summary is included for general information only and does not purport to be a complete discussion of all of the possible federal tax consequences of the merger. No effort has been made here to summarize the treatment of the merger under the various tax laws of states to which our stockholders are subject. WE URGE YOU TO CONSULT YOUR OWN TAX ADVISOR AS TO THE SPECIFIC TAX CONSEQUENCES OF THE MERGER WITH RESPECT TO THE APPLICATION AND EFFECT OF YOUR OWN STATE, LOCAL AND FOREIGN INCOME AND OTHER TAX LAWS.

Q:   WHAT IS THE ACCOUNTING TREATMENT OF THE MERGER?

A: In accordance with generally accepted accounting principles, we will account for the merger as a reorganization of entities under common control at historical cost.

Q:   ARE THERE ANY REGULATORY APPROVALS REQUIRED FOR THE MERGER?

A:   No regulatory approvals are required for the merger.

Q:   WHO WILL PAY THE COSTS OF REINCORPORATION?

A: We will pay all of the costs of reincorporation in Maryland, including distributing this Information Statement and the cost of exchanging certificates representing shares of Gift Liquidators, Inc. for certificates representing shares of Excellency Investment Realty Trust, Inc. We may also pay brokerage firms and other custodians for their reasonable expenses for forwarding information materials to the beneficial owners of our common stock. We do not anticipate contracting for other services in connection with the reincorporation.

Q:   CAN THE MERGER BE ABANDONED OR CHANGED?

A: We anticipate that the merger will become effective as soon as practicable after the distribution of this Information Statement. However, the agreement and plan of merger relating to the reincorporation provides that the merger may be abandoned by our board of directors at any time before the effective time, even though it has already been approved by our stockholders. In addition, we may amend the agreement before the effective time, either before or after the receipt of stockholder approval. However, we may not amend the agreement if such amendment would alter or change the amount or kind of shares to be received by our stockholders in the merger, alter or change any term of Excellency Investment Realty Trust's Articles of Amendment and Restatement of Articles of Incorporation, or cause any alteration or change that would adversely affect our stockholders, without first receiving the necessary stockholder consents.

Q:   WHAT ARE THE DISADVANTAGES OF REINCORPORATING IN MARYLAND?

A: Despite the unanimous belief of our board of directors that reincorporation in Maryland is in the best interests of our company and its stockholders, Oklahoma law and Maryland law differ in some respects. With respect to some of these differences, Maryland law may be less favorable to stockholders than Oklahoma law. For a comparison of stockholders' rights under Maryland and Oklahoma law, see "Differences Between Our Charter and Bylaw Provisions and Those of Excellency Investment Realty Trust, and the Provisions of Maryland and Oklahoma Law" below.

     DIFFERENCES BETWEEN OUR CHARTER AND BYLAW PROVISIONS AND THOSE OF EXCELLENCY INVESTMENT REALTY TRUST AND THE PROVISIONS OF MARYLAND
                                AND OKLAHOMA LAW

         There are differences between our Articles of Incorporation and bylaws and the Articles of Amendment and Restatement of Articles of Incorporation and bylaws of Excellency Investment Realty Trust, and between Oklahoma's General Corporation Act, which currently governs our company, and the Maryland Corporations and Associations Law, which currently governs Excellency Investment Realty Trust, and which will govern the surviving company following the reincorporation. References below to Oklahoma law and Maryland law describe such laws as currently in effect. The following summary describes what the board of directors, with the advice of counsel, believes to be the most significant differences and similarities between our charter documents and Excellency Investment Realty Trust's and between Oklahoma law and Maryland law that you should be aware of. This summary does not purport to be a complete description of such differences and similarities, or to give full effect to the provisions of statutory or common law. You should note that many provisions of Oklahoma's General Corporation Act and the Maryland Corporations and Associations Law may be subject to differing interpretations. The following is a summary only may be incomplete in certain respects. The following discussion is not a substitute for direct reference to the statutes themselves or for professional interpretation of them. Accordingly, this summary is subject to, and qualified in its entirety by, reference to Oklahoma's General Corporation Act and the Maryland Corporations and Associations Law, and relevant case law, as currently in effect, and to Excellency Investment Realty Trust's and our respective charter documents.

SPECIAL MEETINGS OF STOCKHOLDERS
--------------------------------

Oklahoma Law:
-------------

         A special meeting of stockholders may be called by:

          o    the corporation's board of directors; or

          o the person or persons authorized by the corporation's bylaws or certificate of incorporation to call a special meeting.

Maryland Law:
-------------

         A special meeting may be called by:

          o    a corporation's board of directors;

          o    the corporation's president; or

          o    any other person specified in the charter or the bylaws.

         In addition in Maryland a special meeting of the stockholders must be called by the secretary of the corporation upon written request of the stockholders entitled to cast at least 25% of all the votes entitled to be cast at the meeting, unless otherwise provided in the Articles of Incorporation.

Bylaws Comparison:
------------------

         Excellency Investment Realty Trust's bylaws provide that a special meeting may be called by the board of directors, by the president, or by one or more stockholders holding not less than ten 10% of the issued and outstanding voting shares of the corporation or a meeting may be held at any time without notice upon unanimous consent of the stockholders. These provisions are the same as those in our bylaws.

INSPECTION OF STOCKHOLDER LIST
------------------------------

Oklahoma Law:
-------------

         Stockholders in an Oklahoma corporation have the right to inspect and make copies of a corporation's stock ledger, stockholder list and other books and records during normal business hours upon written demand made under oath stating the purpose of the inspection, which purpose must be reasonably related to the person's interest as a stockholder. Stockholders also have the right to examine the books and records of a subsidiary if the corporation can obtain the records through the exercise of control over the subsidiary, unless the inspection will result in a breach of any agreement between the corporation or its subsidiary and any third part, or the subsidiary has a legal basis to deny access. If a corporation does not comply within applicable time periods, a court may summarily order compliance.

Maryland Law:
-------------

         Maryland law is somewhat more restrictive. It allows a stockholder and voting trust certificates to inspect the corporations bylaws, minutes of the proceedings of the stockholders; annual statements of affairs and voting trust agreements on file at the corporation's principal office. Stockholders are also entitled to receive, within 20 days of request, a statement from the corporation stating: (i) the number of shares of each class of stock or other securities issued during a specified period not more than 12 months prior to the request,
(ii) the consideration received per share, which may be aggregated as to all issuances for the same consideration per share or unit, and (iii) the value of any non-monetary consideration determined by the board of director.

         One or more persons who together hold of more than five percent (5%) of any class of stock of a Maryland corporation may inspect and copy the corporation's books of account and its stock ledger during usual business hours. Such holders are also entitled to receive from the corporation upon request, a verified statement under oath setting forth in reasonable detail the corporation's assets and liabilities as of a reasonably current date and/or a list verified under oath by one of its officers or its stock transfer agent or registrar which sets forth the name and address of each stockholder and the number of shares of each class of stock which the stockholder holds.

         Maryland's Corporations and Associations Law does not specifically provide for a remedy in the case of failure to provide stockholders with the information or inspection rights to which they are entitled.

Company Comparison:
-------------------

         Both or bylaws and those of Excellency Realty Trust provide that the share ledger or duplicate share ledger, the books of account, copy of the bylaws as amended certified by the Secretary, and minutes of proceedings of the shareholders and directors and of the Executive Committee and other committees of the board of directors shall be open to inspection upon the written demand of any shareholder or holder or as the holder of a voting trust certificate and shall be exhibited at any time when required by the demand of ten percent (10%) of the shares represented at any shareholders' meeting. Such inspection may be made in person or by an agent or attorney and shall include the right to make extracts. Demand of inspection other than at a shareholders' meeting shall be made in writing upon the President, Secretary or Assistant Secretary of the corporation.

STOCKHOLDER CONSENT TO ACTION WITHOUT MEETING
---------------------------------------------

Oklahoma Law:
-------------

         Unless the Articles of Incorporation provide otherwise, stockholders may take any action by written consent signed by the holders of outstanding stock having not less than the minimum number of votes necessary to authorize the action at a meeting in which all shares entitled to vote were present. For a corporation whose stock is traded on a national securities exchange or registered under Section 12(g) of the Exchange Act of 1934 and which has 1,000 or more stockholders, the written consent must be signed by all stockholders.

Maryland Law:
-------------

         Under Maryland law, any action requiring the vote of stockholders, may be taken without a meeting, if: (i) all stockholders entitled to vote on the matter consent in writing to the action proposed to be taken, and (ii) all stockholders entitled to notice of the meeting but not entitled to vote upon the action waive in writing any right to dissent.

         Unless the charter requires otherwise, the holders of any class of stock, other than common stock, may take action by written request of not less than the minimum number of votes that would be necessary to authorize or take the action at a stockholders meeting, if the corporation gives notice of the action to each holder of the class of stock not later than 10 days after the effective time of the action.

         If authorized by the charter of a corporation, the holders of common stock may take action or consent to any action by delivering a consent in writing or by electronic transmission of the stockholders entitled to cast not less than the minimum number of votes that would be necessary to authorize or take the action at a stockholders meeting if the corporation gives notice of the action to each holder of the class of common stock not later than 10 days after the effective date of the action.

Company Comparison:
-------------------

         The charter documents of both companies permit action by written consent signed by the holders of outstanding stock having not less than the minimum number of votes necessary to authorize the action at a meeting in which all shares entitled to vote were present

CUMULATIVE VOTING; PLURALITY ELECTION OF DIRECTORS
--------------------------------------------------

Oklahoma Law:
-------------

         Oklahoma permits, but does not require, cumulative voting. Cumulative voting entitles each stockholder to have as many votes as there are persons to be voted for, and permits the holder to cast these votes for one candidate or any combination of two or more candidates.

         Oklahoma Law provides that directors are elected by a plurality of votes (i.e., the director(s) receiving the most votes win). A majority of votes is not required in order to be elected.

Maryland Law:
-------------

         Similarly, Maryland law permits, but does not require, cumulative voting. Election of directors is by a plurality of votes unless the charter of the corporation provides otherwise.

Company Comparison:
-------------------

         Both our Articles of Incorporation and the Articles of Amendment and Restatement of Articles of Incorporation of Excellency Investment Realty Trust do not provide for cumulative voting rights in the election of directors. In addition, Excellency Investment Realty Trust's Charter does not contain a provision providing for election of directors other than by a plurality of votes. Accordingly, the holders of a majority of the outstanding voting power of our company can now elect all of our directors, and they will continue to be able to do so after the merger.

CLASSIFIED BOARD OF DIRECTORS
-----------------------------

Oklahoma Law:
-------------

         If provided for in a company's charter or bylaws, its board of directors may be divided into up to three classes who serve overlapping terms. If a corporation has a classified board, each year a successive class of directors is elected.

Maryland Law:
-------------

         A certificate of may incorporation provide for a classified board of directors, none of whose terms may exceed five years and at least one class' term must expire each year.

Company Comparison:
-------------------

         Neither our Articles of Incorporation, nor Excellency Investment Realty Trust's Articles of Amendment and Restatement of Articles of Incorporation provide for a classified board.

AUTHORIZED NUMBER OF DIRECTORS
------------------------------

Oklahoma Law:
-------------

         A corporation must have at least one director. The number of directors is determined as set forth in the bylaws, unless the Articles of Incorporation provide otherwise.

Maryland Law:
-------------

         A corporation must have a minimum of one director, as provided in the charter. The number of directors may be changed as provided in the bylaws.

Company Comparison:
-------------------

         Our bylaws currently provide for a board of not less than three, nor more than seven directors. However, there is only one director in office. Excellency Investment Realty Trust bylaws specify that the number of directors on its board of directors will be initially one, but that number may be increased to up to seven by a vote of a majority of the entire board.

QUORUM OF DIRECTORS
-------------------

Oklahoma Law:
-------------

         A majority of directors shall constitute a quorum unless the corporation's Articles of Incorporation or bylaws establish a higher or lower number. In no event may a quorum consist of fewer than one-third of the directors.

Maryland Law:
-------------

         Unless a corporation's Articles of Incorporation or bylaws require a greater or lesser number, a majority of the directors then in office constitutes a quorum. However, a quorum may not be less than one-third of the board, unless there are only 2 or 3 directors, in which case a quorum will not be less than 2. If there is only 1 director, that one will constitute a quorum.

Company Comparison:
-------------------

         Our bylaws and Excellency Investment Realty Trust's bylaws provide that a quorum is a majority of those directors in office.

REMOVAL OF DIRECTORS AND FILLING OF VACANCIES
---------------------------------------------

Oklahoma Law:
-------------

         Directors may be removed by a majority vote of the stockholders entitled to vote for the election of directors, with or without cause, unless the corporation's Articles of Incorporation provide that directors can only be removed for cause. However, directors serving on classified boards may only be removed for cause. If a corporation has cumulative voting and if less than the entire board is to be removed, a director may not be removed without cause if the votes cast against removal would be sufficient to elect such director if they were cumulatively voted at an election of the entire board of directors, or if the board is classified, at an election of the class of which such director is a part.

         Unless a corporation's Articles of Incorporation provide otherwise, vacancies on the corporation's board, including a vacancy resulting from an increase in the number of directors, may be filled by stockholder vote or by a majority vote of the directors.

Maryland Law:
-------------

         Directors may be removed by a majority vote of the stockholders entitled to vote for the election of directors, with or without cause unless the corporation's Articles of Incorporation provide that directors can only be removed for cause. However, directors serving on classified boards may only be removed for cause. If a corporation has cumulative voting and if less than the entire board is to be removed, a director may not be removed without cause if the votes cast against removal would be sufficient to elect such director if they were cumulatively voted at an election of the entire board of directors, or if the board is classified, at an election of the class of which such director is a part.

         Unless a corporation's Articles of Incorporation provide otherwise, vacancies may be filled by a majority of the board. In addition, vacancies resulting from removal of a director may be filled by stockholder vote.

Company Comparison:
-------------------

         Our Articles of Incorporation provide that a director may be removed with or without cause, by a majority vote of the stockholders. Excellency Realty's Trust's Articles of Amendment and Restatement of Articles of Incorporation are silent on the issue and thus are governed by the provision of Maryland law permitting removal by majority vote of the stockholders, with or without cause.

APPRAISAL RIGHTS
----------------

Oklahoma Law:
-------------

         In the event of a merger or consolidation, stockholders who did not vote in favor of, or consent to the merger are, after compliance with statutory procedures, entitled to have a district court determine the fair value of their shares and to receive such fair value from the surviving company in exchange for their shares. However, stockholders are not entitled to appraisal rights if, as is this case with our company's common stock, the stockholder's shares are (i) listed on a national securities exchange or designated as a national market system security on an inter-dealer quotation system by the National Association of Securities Dealers, Inc., or (ii) held of record by more than 2,000 stockholders, unless the stockholders are required by the terms of the merger agreement to accept any thing other than any one or combination of the following:

          o    shares of stock of the surviving corporation;

          o shares of stock of any other corporation that will be either not be listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc., or held of record by more than two thousand holder; or

          o cash in lieu of fractional shares or fractional depository receipts.

Maryland Law:
-------------

         Maryland Law permits a stockholder to demand and receive payment of the fair value of the holder's stock upon a merger or consolidation unless:

          o The stock is listed on a national securities exchange, is designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc., or is designated for trading on the NASDAQ Small Cap Market;

          o the stock is that of the successor in a merger (unless the merger alters the contract rights of the stock expressly set forth in the charter and the charter does not reserve the right to do so);

          o the stock is to be converted in whole or in part in the merger into something other than either stock in the successor or cash, scrip, or other rights or interests arising out of provisions for the treatment of fractional shares of stock of the successor);

          o the stockholder is not entitled to vote on the transaction (other than in connection with a merger of a parent and 90% owned subsidiary where no vote is required under section 3-106 of the Maryland Corporate and Associations Law), or the stockholder did not own the stock on the record date for determining stockholders entitled to vote on the transaction;

          o the charter provides that the holders of the stock are not entitled to exercise the rights of an objecting stockholder; or

          o the stock is that of an open-end investment company registered with the Securities and Exchange Commission under the Investment Company Act of 1940 and the value placed on the stock in the transaction is its net asset value.

Company Comparison:
-------------------

         Stockholders in our company are not entitled to receive appraisal rights under Oklahoma law in connection with our merger to reincorporate, and would not be entitled to receive such rights if we were already governed by Maryland law.

DIVIDENDS
---------

Oklahoma Law:
-------------

         Subject to any restrictions contained in its Articles of Incorporation, the board of directors may declare and pay dividends out of its surplus, or if there is no surplus, out of its net profits for the fiscal year in which the dividend is declared and/or its net profits for the preceding fiscal year. Dividends may not be declared and paid if the aggregate capital of the corporation becomes less than the aggregate capital represented by the issued and outstanding stock of all classes having a preference upon the distribution of assets, until such capital is repaired.

Maryland Law:
-------------

         A corporation's board of directors may declare and pay dividends, unless after giving effect to the distribution (i) the corporation would not be able to pay its debts as they become due in the usual course of business, or
(ii) the corporation's total assets would be less than the sum of the corporation's total liabilities plus amounts payable to stockholders having preferential rights to assets in the event of dissolution of the corporation.

Company Comparison:
-------------------

         Both our bylaws and those of Excellency Investment Realty Trust permit dividends to be declared and paid to the extent permitted by law in the discretion of the board of directors. Dividends may be paid in cash, property of shares of our capital stock.

PURCHASE AND REDEMPTION OF STOCK
--------------------------------

Oklahoma Law:
-------------

          Every corporation may acquire, redeem or otherwise deal in its own stock, unless the capital of the corporation is impaired or when the purchase or redemption would cause an impairment; provided however, a corporation may purchase or redeem capital stock which is entitled to a preference upon any distribution of its assets or, if no shares entitled to a preference are outstanding, any of its own shares if such shares will be retired upon their acquisition and the capital of the corporation will be reduced.

Maryland Law:
-------------

         A corporation may redeem or acquire its stock unless as a result, it would not be able to pay indebtedness as it becomes due in the usual course of business, or its total assets would be less than the sum of its total liabilities plus (unless the charter permits otherwise) the amount that would be needed to satisfy the preferential rights of stockholders holding stock with superior preferential rights to that being redeemed, if the corporation were dissolved at the time of the redemption.

AMENDMENTS TO CHARTER DOCUMENTS
-------------------------------

Oklahoma Law:
-------------

         In order to amend a corporation's Articles of Incorporation the board of directors must adopt a resolution setting forth the amendment and declaring its advisability. It must then be approved by a stockholders owning a majority of the stock entitled to vote, and if separate voting by class is required, a majority of such class.

Maryland Law:
-------------

         Generally, in order to amend the corporation's Articles of Incorporation, the board of directors must adopt a resolution setting forth and declaring advisable the proposed amendment and directing that the proposed amendment be submitted to stockholders for a vote. The affirmative vote of two-thirds of all the votes entitled to be cast on the matter is required. Maryland law permits the board of directors to amend the Articles of Incorporation without stockholder approval to change the name or other designation or the par value of any class or series of stock of the corporation or the aggregate par value of stock.

Company Comparison:
-------------------

         After the merger, in order to amend the certificate of incorporation, a two-third majority will be required, rather than a majority vote of stockholders.

RELIANCE BY DIRECTORS
---------------------

Oklahoma Law:
-------------

         A member of the board of directors of a corporation or a member of any committee designed by the board of directors will, in the performance of his or her duties, be fully protected in relying in good faith upon the records of the corporation and upon such information, opinions, reports, or statements presented to the corporation by any of the corporation's officers or employees, or committees of the board of directors, or by any other person as to matters the member reasonably believes are within such other person's professional or expert competence and who has been selected with reasonable care by or on behalf of the corporation.

Maryland Law:
-------------

         A director may rely on any information, report, or statement, including any financial statement or other financial data, prepared or presented by: (i) an officer or employee of the corporation whom the director reasonably believes to be reliable and competent in the matters presented, or (ii) a lawyer, certified public accountant, or other person, as to a matter which the director reasonably believes to be within the person's professional or expert competence. The director must act in good faith and he or she is not acting in good faith if he or she has any knowledge concerning the matter in question which would cause such reliance to be unwarranted.

LIMITATION ON LIABILITY AND INDEMNIFICATION OF DIRECTORS AND OTHER PERSONS
--------------------------------------------------------------------------

Oklahoma Law
------------

         A corporation may indemnify its present and former directors, officers, employees and agents, among others, if the person acted in good faith and in a manner the person reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe the conduct was unlawful. The corporation may advance indemnification expenses if it receives an undertaking by or on behalf of the indemnitee to repay the amount advance if it is ultimately determined that the person was not entitled to be indemnified.

Maryland Law:
-------------

            A corporation may indemnify any director made a party to any proceeding by reason of service in that capacity unless it is established that the act or omission of the director was material to the matter giving rise to the proceeding and was committed in bad faith; was the result of active and deliberate dishonesty; or the director actually received an improper personal benefit in money, property, or services; or in the case of any criminal proceeding, the director had reasonable cause to believe that the act or omission was unlawful. The corporation may advance indemnification expenses if it receives an undertaking from the indemnittee to repay the advance if it is ultimately determined that such person's conduct did not meet the statutory standard required for indemnification.

Company Comparison
------------------

           Our bylaws and the Articles of Amendment and Restatement of Articles of Incorporation of Excellency Investment Realty Trust obligate the respective companies to indemnify its directors and officers to the maximum extent permitted by law.

TRANSACTIONS WITH OFFICERS AND DIRECTORS
----------------------------------------

Oklahoma Law:
-------------

         Contracts or transactions in which a director or officer of a corporation is financially interested are not automatically void or voidable, if
(i) the director disclosed his or her interest to the board of directors, and after disclosure, the transaction was approved by a majority of disinterested directors, even if fewer than a quorum or the director disclosed his or her interest to the stockholders and, after disclosure, the transaction was approved by disinterested holders of a majority of shares entitled to vote on the matter; or (ii) the contract or transaction is fair as to the corporation as of the time it is authorized, approved or ratified, by the board of directors, a committee thereof, or the stockholders.

Maryland Law:
-------------

         Under Maryland law, contracts or transactions in which a director or officer of a corporation is financially interested are not automatically void or voidable, (i) if the fact of the interest is disclosed or known by the board, and the board approves or ratifies the contract or transaction by an affirmative vote of a majority of disinterested directors, even if less than a quorum, or the interest is disclosed to the stockholders entitled to vote with respect to such contract or transaction and it is approved or ratified by a majority of stockholders other than the interested director or officer, or (ii) the contract or transaction is fair as to the corporation.

ANTI-TAKEOVER PROVISIONS
------------------------

Oklahoma Law:
-------------

         A "Control Share Acquisition" is an acquisition of shares which gives an acquiring person voting power falling within one of the following three categories: (i) one-fifth or more, but less than one-third of the voting power,
(ii) one-third or more, but less than a majority of the voting power, or (iii) a majority or more of the voting power. Once a Control Share Acquisition is deemed to have occurred, the voting power of all of the Control Shares (i.e. the shares which are subject to the Control Share Acquisition Statute) is reduced to zero unless and until the potential acquirer files certain disclosures and the stockholders of the issuer approve a resolution restoring to the control shares the same voting rights they would have had before the Control Share Acquisition was deemed to have occurred, subject to certain exceptions.

         Unless otherwise provided in a corporation's Articles of Incorporation or bylaws before a control share acquisition has occurred, in the event control shares are accorded full voting rights and the acquiring person has acquired control shares with a majority or more of all voting power, all stockholders of the issuing public corporation have dissenters' rights to receive the fair value of their shares.

         Takeovers may also be deterred by Oklahoma's restriction on corporations engaging in business combinations with interested stockholders, i.e., stockholders who own more than 15% of the voting stock of the corporation. For three years following the date that a stockholder becomes an interested stockholder, a corporation and the interested stockholder may not engage in a business combination unless:

          o prior to the that time, the board of directors of the corporation approved either the business combination or the transaction which resulted in the person becoming an interested stockholder;

          o upon consummation of the transaction which resulted in the person becoming an interested stockholder, the interested stockholder owned at least eighty-five percent (85%) of the outstanding stock of the corporation at the time the transaction commenced;

          o at or subsequent to such time, the business combination is approved by the board of directors and authorized at an annual or special meeting of stockholders, and not by written consent, by the affirmative vote of at lease two-thirds of the outstanding voting stock which is not owned by the interested stockholder.

         The provisions of Oklahoma law prohibiting business combinations with interested stockholders are not currently applicable to us, but would become so in the event that our common (or another class of our voting stock) is listed on a national securities exchange, authorized for quotation on the Nasdaq Stock Market, or held of record by 1,000 or more stockholders.

Maryland Law
------------

         Under Maryland law, a control share acquisition is one in which a stockholder acquires: (i) one-tenth or more, but less than one-third of all voting power; (ii) One-third or more, but less than a majority of all voting power; or (iii) a majority or more of all voting power. Maryland's Control Share Act provides that control shares of a Maryland corporation acquired in a control share acquisition have no voting rights except to the extent approved by a vote of two-thirds of the votes entitled to be cast on the matter. Shares owned by the acquirer, by officers or by directors who are employees of the corporation are excluded from shares entitled to vote on the matter. The Control Share Act also does not apply to the voting rights of shares of stock if the acquisition of those shares has been approved or exempted by the charter or bylaws of the corporation or to shares acquired in a merger, consolidation, or share exchange in which the corporation is a party.

         Maryland law prohibits certain business combinations (including a merger, consolidation, share exchange or, in certain circumstances, an asset transfer or issuance or reclassification of equity securities) between a Maryland corporation and any interested stockholder for five years after the interested stockholder becomes an interested stockholder. An "interested stockholder" is defined as any person that (i) owns 10% or more of the corporation's voting stock; or (ii) is an affiliate or associate of the corporation and was the owner of 10% or more of the corporation's voting stock at any time within the two-year period immediately prior to the date on which it is sought to be determined whether such person is an interested stockholder. A Maryland corporation may engage in a business combination with an interested stockholder under certain circumstances including circumstances in which, prior to the person becoming an interested stockholder, the corporation's board of directors approved the business combination with the interested stockholder or the transaction in which the person becomes an interested stockholder.

         After the five-year period expires, any such business combination must be recommended by the board of directors of such corporation and approved by the affirmative vote of at least (i) 80% of the votes entitled to be cast by holders of outstanding shares of voting stock of the corporation, and (ii) two-thirds of the votes entitled to be cast by holders of voting stock of the corporation, other than shares held by the interested stockholder with whom the business combination is to be effected or held, unless, among other conditions, the corporation's common stockholders receive a minimum price for their shares and the consideration is received in cash or in the same form as previously paid by the interested stockholder for its shares.

                         DISSENTER'S RIGHTS OF APPRAISAL

         Under Oklahoma law, in the event of a merger or consolidation, stockholders who did not vote in favor of, or consent to the merger are, after compliance with statutory procedures, entitled to have a district court determine the fair value of their shares and to receive such fair value from the surviving company in exchange for their shares. However, stockholders are not entitled to appraisal rights if, as is this case with our company, the stockholder's shares are (i) listed on a national securities exchange or designated as a national market system security on an inter-dealer quotation system by the National Association of Securities Dealers, Inc., or (ii) held of record by more than 2,000 stockholders, unless the stockholders are required by the terms of the merger agreement to accept anything other than any one or combination of the following:

     o    shares of stock of the surviving corporation;

     o shares of stock of any other corporation that will be either not be listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc., or held of record by more than two thousand holder; or

     o    cash in lieu of fractional shares or fractional depository receipts.

         Accordingly, appraisal rights are not available in connection with our merger to reincorporate.

YOU ARE NOT ENTITLED TO DISSENT FROM ANY OF THE ACTIONS DESCRIBED IN THIS INFORMATION STATEMENT OR TO DEMAND APPRAISAL OF YOUR SHARES AS A RESULT OF SUCH ACTIONS.

             INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

         No director, executive officer, nominee for election as a director, associate of any director, executive officer or nominee, or any other person, has any substantial interest, direct or indirect, by security holdings or otherwise, in the reincorporation by merger, or transactions contemplated by the reincorporation that is not shared by all other stockholders.

                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

Voting Securities

         The securities that would have been entitled to vote if a meeting had been held regarding the reincorporation consist of shares of our common stock and shares of our Series A convertible preferred stock, voting together as a single class. Each share of our common stock is entitled to one vote and each share of Series A convertible preferred stock is entitled to 143 votes. On July 19, 2006, the record date for determining our stockholders who would have the right to vote on our reincorporation, 118,537 shares of our common stock were outstanding and 11,000 shares of our Series A convertible preferred stock were outstanding.

Security Ownership of Principal Holders And Management

         To the knowledge of management, and based upon a review of the stock ledger maintained by our transfer agent and registrar, the following table sets forth the beneficial ownership of persons who owned more than five (5%) percent of our common stock as of the date hereof, as well as the share holdings of the then members of management:

                                                    Amount And
                                                    Nature Of
                     Name And Address               Beneficial      Percent Of
                   of Beneficial Owner(1)           Ownership        Class(2)
                   -------------------              ---------        -----

         David Mladen
         President and Director..................   1,606,762        95.0%

         Terri Dawn Black........................       7,868         6.6%

         John Simonelli..........................       6,334         5.3%

         Larry E. Howell.........................       6,334         5.3%

         Laura Chancelor.........................       6,275         5.3%

         All Executive Officers and
         Directors as a Group (1 person).........   1,606,762        95.0%

         --------------------

         (1) Unless otherwise indicated, the address of all persons is c/o Gift Liquidators, Inc., 270 Laurel Street, Hartford CT 06105.

         (2) Percentage of beneficial ownership is based upon the 118,537 shares of our common stock outstanding on July 19, 2006, plus, where applicable, the number of shares that the indicated person or group had a right to acquire within sixty (60) days of that date.

         (3) Includes (i) 33,762 shares of common stock currently held by Mr. Mladen, and (ii) 1,573,000 shares of common stock Mr. Mladen would receive upon the conversion of shares of Series A Preferred Stock he currently holds.

       CERTAIN INFORMATION REGARDING OUR DIRECTORS AND EXECUTIVE OFFICERS

Identification of Directors and Executive Officers

         Effective as of September 28, 2005 (the "Closing Date"), we entered into a Preferred Stock Purchase Agreement with David Mladen, whereby Mr. Mladen purchased 11,000 shares of our Series A preferred stock (the "Preferred Shares") for an aggregate purchase price of $10,000 (the "Preferred Stock Purchase Transaction"). Each share of the Preferred Shares is convertible into 143 shares of our common stock.

         Further, as of the Closing Date, two of our former stockholders, one of whom was an officer and director of ours, sold an aggregate of 33,761 shares of our Common Stock to Mr. Mladen, which amount represented 28.6% of our issued and outstanding common stock (the "Common Stock Purchase Transaction").

         In addition, as of the Closing Date:

               o Max Colclasure resigned as our Chief Executive Officer and President, and a director of ours;
               o Ronald Hurt resigned as our Chief Financial Officer and Secretary;
               o    Steward S. Robb resigned as a director of ours;
               o    Ronald E. Kozak resigned as a director of ours; and
               o    David Mladen was appointed as our sole officer and director.

         The following table sets forth the names of all of our directors and executive officers, as of the date hereof.

        Name                                Age        Offices Held
        ----                                ---        ------------
        David Mladen                        50         President and Director


DAVID MLADEN. Mr. Mladen has been our President, and a director of ours, since September 29, 2005. Mr. Mladen has been President of White Knight Management LLC, and Eternal Enterprises, Inc., which are a real estate management and a real estate investing company, respectively, since 1997. Mr. Mladen has no additional directorships with reporting companies.

Significant Employees

         We have no employees who are not executive officers, but who are expected to make a significant contributions to the Company's business.

Family Relationships

         There are no family relationships among our directors, executive officers, or persons nominated to become directors of executive officers.

Involvement in Certain Legal Proceedings

         During the past five years, none of our directors, persons nominated to become directors, executive officers, promoters or control persons:

               o was a general partner or executive officer of any business against which any bankruptcy petition was filed, either at the time of the bankruptcy or two years prior to that time;

               o was convicted in a criminal proceeding or named subject to a pending criminal proceeding (excluding traffic violations and other minor offenses);

               o was subject to any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities; or

               o was found by a court of competent jurisdiction (in a civil action), the Securities and Exchange Commission or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended or vacated.

Audit Committee Financial Expert

         The Securities Exchange Commission has adopted rules to implement certain requirements of the Sarbanes-Oxley Act of 2002 pertaining to public company audit committees. One of the rules adopted by the SEC requires a company to disclose whether it has an "audit committee financial expert" serving on its audit committee. Our board of directors has not yet established an audit committee. As such, our board has not yet appointed an audit committee financial expert. At this time, our board of directors believes it would be desirable to have an audit committee, and for the audit committee to have an audit committee financial expert serving on the committee. While informal discussions as to potential candidates have occurred, at this time no formal search process has commenced.

Compliance with Section 16(a) of the Exchange Act

         To our knowledge, based solely on a review of such materials as are required by the Securities and Exchange Commission, none of our officers, directors or beneficial holders of more than ten percent of our issued and outstanding shares of common stock failed to timely file with the Securities and Exchange Commission any form or report required to be so filed pursuant to
Section 16(a) of the Securities Exchange Act of 1934, during the fiscal year ended December 31, 2005; except that certain prior members of management, did not file Form 4s or Form 5s to report the sale of shares to our current sole officer and director and/or their resignations as directors and officers of ours.

Code of Ethics

         We have not yet adopted a code of ethics policy because prior to our acquisition of Eternal Enterprise, Inc. we had no significant operations. We intend to adopt a code of ethics policy in the future.

Executive Compensation Table

         The following table discloses, for the fiscal years ended December 31, 2005, 2004 and 2003, certain compensation paid to our named executive officers, being (i) our current President, and (ii) our former President, who resigned as of September 28, 2005. No other officer of ours earned more than $100,000 in annual compensation during the fiscal year ended December 31, 2005.

-----------------------------------------------------------------------------------------------------------------
                                                                                                   Long-Term
                                                             Annual Compensation                  Compensation
                                                             -------------------                  ------------

-----------------------------------------------------------------------------------------------------------------

                                                                                  Other            Securities
                                                                                  Annual           Underlying
                                                  Salary         Bonus         Compensation         Options/
   Name and Principal Position          Year        ($)           ($)              ($)                SARS
   ---------------------------          ----        ---           ---              ---                ----
                                                                                                      (#)
-----------------------------------------------------------------------------------------------------------------
David Mladen(1)                         2005      $26,000       $15,000          $10,000               0
President and Director

-----------------------------------------------------------------------------------------------------------------
Max Colclasure(2)                       2005      $9,600         $-0-              $-0-                0
President,  Chief  Executive            2004      $9,600         $-0-              $-0-                0
Officer and Director                    2003      $9,600         $-0-              $-0-                0

-----------------------------------------------------------------------------------------------------------------

--------------------

         (1) Mr. Mladen was appointed as our President, and a director of ours, as of September 28, 2005.

         (2) Mr. Colclasure resigned as our President and Chief Executive Officer, and a director of ours, as of September 28, 2005.

Option/SAR Grants In Last Fiscal Year

         We granted no options or SARs during the fiscal year ended December 31, 2005 to the named executive officers.

         No deferred compensation or long-term incentive plan awards were issued or granted to our management during the calendar fiscal years ending December 31, 2005, 2004, or 2003, or the period ending on the date of this annual report.

Compensation of Directors

         There are no standard arrangements pursuant to which our directors are compensated for any services provided as director. No additional amounts are payable to our directors for committee participation or special assignments.

Employment Contracts and Termination of Employment and Change-in-Control Arrangements

         Through December 31, 2005, and the period ending on the date hereof, there were no employment contracts, compensatory plans or arrangements, including payments to be received from us, with respect to any director or executive officer of ours which would in any way result in payments to any such person because of his or her resignation, retirement or other termination of employment with the company or any subsidiary, any change in control of the company, or a change in the person's responsibilities following a change in control of the Company.

                             ADDITIONAL INFORMATION

Where You May Find Additional Information

         We file annual, quarterly and current reports, proxy statements and other information with the Securities and Exchange Commission ("SEC"). You may read and copy any reports, statements or other information that we file at the SEC's public reference rooms, including its public reference room located at Room 1024, 450 Fifth Street N.W., Washington, D.C. 20549. You may also obtain these materials upon written request addressed to the Securities and Exchange Commission, Public Reference Section, 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates. Please call the SEC at 1-800-SEC-0330 for further information on its public reference rooms. Our public filings are also available at the Internet web site maintained by the SEC for issuers that file electronically with the SEC through the Electronic Data Gathering, Analysis and Retrieval System (EDGAR).

Householding

         The SEC has adopted rules that permit companies and intermediaries, such as brokers, to satisfy the delivery requirements for information statements with respect to two or more securityholders sharing the same address by delivering a single information statement addressed to those securityholders. This process, which is commonly referred to as "householding" provides potentially extra convenience for stockholders and cost savings for companies.

         For this Information Statement, a number of brokers with account holders who are stockholders of ours will be "householding" our Information Statement and the documents incorporated by reference that we are furnishing with the Information Statement. A single Information Statement will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker or from our company that either of them will be "householding" communications to your address, "householding" will continue until you are notified otherwise or until you revoke your consent.

         If at any time, you no longer wish to participate in "householding" and would prefer to receive a separate Information Statement, or if you currently receive multiple copies of the Information Statement at your address and would like to request "householding" of our communications, please notify your broker if your shares are not held directly in your name. If you own your shares directly rather than through a brokerage account, you should direct your written request to us at 270 Laurel Street, Hartford, CT 06105.

                                  MISCELLANEOUS

         We request brokers, custodians, nominees and fiduciaries to forward this Information Statement to the beneficial owners of our Common Stock and we will reimburse such holders for their reasonable expenses in connection therewith. Additional copies of this Information Statement may be obtained at no charge by writing to us at 270 Laurel Street, Hartford, CT 06105.

NO ADDITIONAL ACTION IS REQUIRED BY OUR STOCKHOLDERS IN CONNECTION WITH ANY OF THESE PROPOSALS. HOWEVER, SECTION 14C OF THE EXCHANGE ACT REQUIRES THE MAILING TO OUR STOCKHOLDERS OF THE INFORMATION SET FORTH IN THIS INFORMATION STATEMENT AT LEAST TWENTY (20) DAYS PRIOR TO THE EARLIEST DATE ON WHICH THE CORPORATE ACTION MAY BE TAKEN.


                                                   GIFT LIQUIDATORS, INC.


                                                   /s/ David Mladen
                                                   -----------------------------
                                                   David Mladen, President
Hartford, CT
August 11, 2006

                                 EXHIBITS INDEX


     A. Agreement and Plan of Merger, by and between Gift Liquidators, Inc. and Excellency Investment Realty Trust, Inc., dated July 20, 2006

     B. Articles of Amendment and Restatement of Articles of Incorporation of Excellency Investment Realty Trust

     C.   Bylaws of Excellency Investment Realty Trust, Inc.